BJURMAN, BARRY MICRO-CAP GROWTH FUND
                            SUPPLEMENT TO PROSPECTUS
                              DATED AUGUST 1, 2002


     On May 30, 2003 (the "Closing Date"), the Bjurman, Barry Micro-Cap Growth Fund (the "Fund") closed to new investors. Existing shareholders will be permitted to make additional investments, after the Closing Date, in any account that held shares of the Fund as of the Closing Date. Family members of existing shareholders are not permitted to open new accounts after the Closing Date. Shareholders whose accounts had a zero balance as of the Closing Date are prohibited from reactivating the account or opening a new account. Financial institutions maintaining omnibus accounts with the Fund may not accept purchase orders for new accounts postmarked after the Closing Date.

     Shareholders of the Bjurman, Barry All Cap Growth Fund and the Bjurman, Barry Small Cap Growth Fund will be permitted to exchange into the Fund to open a new account.

     The Fund reserves the right to reopen the Fund after the Closing Date.

                  THE DATE OF THIS SUPPLEMENT IS JUNE 2, 2003.